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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report, dated February 13, 1998, except for Note 9, as to which the date is May 14, 1998, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-56427) and related Prospectus of E3 Corporation.


                                   /s/ Ernst & Young LLP

                                   Ernst & Young LLP


Atlanta, Georgia
July 24, 1998